TRANSAMERICA FUNDS
Supplement to the Currently Effective Prospectuses and Summary Prospectuses
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Transamerica Energy Infrastructure (the “fund”)
The following information will supplement and supersede certain corresponding information in the Prospectuses and Summary Prospectuses concerning the fund.
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The fund’s “Principal Investment Strategies” section in the Prospectuses and Summary Prospectuses and the “More on Each Fund’s Strategies and Investments – Transamerica Energy Infrastructure” in the Prospectuses are deleted in their entirety and replaced with the following:
Under normal circumstances, the fund’s sub‑adviser, Kayne Anderson Capital Advisors, L.P. (the “sub‑adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy infrastructure companies. The fund considers energy infrastructure companies to include midstream companies (such as master limited partnerships (“MLPs”) and US and Canadian midstream corporations), renewable energy infrastructure companies and other issuers in the energy sector.
Midstream companies are companies that own and operate assets used in energy logistics, including transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.
Renewable energy infrastructure companies include utilities, independent power producers, developers and other companies that own, provide services for or operate any assets used in the generation, production, distribution, transportation, transmission, storage and marketing of renewable energy, including, but not limited to, solar, wind, hydroelectric, geothermal, biomass power and organic waste.
The sub‑adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products, electricity or renewable energy (“energy-related assets”). Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
Investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over‑the counter market.
The fund may invest no more than 20% of its total assets in the debt securities of issuers in the energy sector, and no more than 10% of its total assets in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may invest in long or short positions using call or put options. The sub‑adviser may take long and short positions in an effort to provide some protection in down markets when compared to a fund that takes only long positions. The fund may also invest in foreign securities, but generally will not invest more than 25% of fund assets in foreign securities.
Options trading is not a core strategy of the fund but may be used by the sub‑adviser to monetize existing positions when price targets are reached, to generate income or for hedging purposes.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The sub‑adviser’s investment process typically includes the identification of entry and exit prices. These prices may be based on the sub‑adviser’s fundamental analysis of the value of the investment, its relative value analysis where the entry or exit price should be based on dollar or yield spreads, or both. The sub‑adviser also routinely discusses sell prices in order to evaluate the relative attractiveness of existing positions versus proposed investments.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The fund attempts to pay quarterly dividends at a relatively consistent level, but there can be no assurance the fund can continue to do so. This dividend practice can be expected to result in the fund returning capital to its shareholders from time to time. When the fund returns capital, the net asset value of your shares in the fund goes down to reflect that. When a distribution includes what the fund estimates to be a return of capital, the fund will send shareholders a written notice. The tax status of certain distributions may be recharacterized at year-end.
The fund is non‑diversified.
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Investors Should Retain this Supplement for Future Reference
November 22, 2024